Other Operating Expenses (Tables)	12 Months Ended
Dec. 31, 2023
Other Operating Expenses
Schedule of components of other operating expense

	Year Ended December 31,
	2023	2022	2021
Exchange rate differences	596	7,133	1,807
Net loss on disposal of equipment	—	—	67
Change in value of the contingent consideration at fair value	—	15,941	4,470
Other expenses	539	—	—
Total	1,135	23,074	6,344